Security Income Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement dated November 12, 2013

to the Statutory Prospectus and Statement of Additional Information Dated January 28, 2013,

as supplemented from time to time

This supplement provides additional information beyond that contained in the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) and should be read in conjunction with the Prospectus and SAI.

Effective immediately, the Prospectus and SAI will be revised substantially as follows:

The section titled “Portfolio Holdings” on page 45 of the Prospectus will be replaced in its entirety as set forth below.

Portfolio Holdings – A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ underlying portfolio securities is available in the Funds’ Statement of Additional Information.

The second, third and fourth paragraphs of the section titled “Market Timing/Short-Term Trading” beginning on page 64 of the Prospectus will be replaced in their entirety as set forth below.

For purposes of applying the Funds’ policies, the Investment Managers may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if an Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Funds. The High Yield Fund has a stricter policy. The High Yield Fund imposes a redemption fee equal to two percent of the value of the redemptions of Class A, C and Institutional shares held for 90 days or less.

No restrictions are applied to transfers, purchases and redemptions of the Funds by certain “funds of funds” within the Funds’ group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such funds of funds or (2) in order to allow for inflows and outflows of investors in such funds of funds, so long as the market timing policies and procedures for such funds of funds are consistent with the Funds’ objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by additional funds of funds in the Funds.

In its sole discretion, a Fund may revise its market timing procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including without limitation, imposing dollar or percentage limits on transfers).

The first and second sentences of the third paragraph of the section titled “Disclosure of Portfolio Holdings” on page 38 of the SAI will be replaced in their entirety as set forth below.

A Fund will publish a complete list of its quarter-end portfolio holdings on its website at www.guggenheiminvestments.com generally within 60 days of the quarter-end. Such information will remain online for approximately 12 months, or as otherwise required by law.

The first and second paragraphs of the section titled “Investment Management” beginning on page 57 of the SAI will be replaced in its entirety as set forth below.

The Investment Manager to High Yield Fund, Investment Grade Bond Fund (formerly, U.S. Intermediate Bond Fund) and Municipal Income Fund, Security Investors, LLC (“Security Investors”), located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, has served as investment adviser to series of Income Fund since September 14, 1970. Security Investors also acts as investment adviser to series of Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund and SBL Fund, and since January 2011, to series of Rydex ETF Trust, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust. The Investment Manager to Floating Rate Strategies Fund, Macro Opportunities Fund and Total Return Bond Fund, Guggenheim Partners Investment Management, LLC (with Security Investors, each is an “Investment Manager” and collectively they are the “Investment Managers”), 100 Wilshire Boulevard, 5th Floor, Santa Monica, CA 90401, has served as investment adviser to these Funds since 2011. As discussed below, Guggenheim Partners Investment Management, LLC also serves as investment sub-adviser (the “Sub-Adviser”) to the Municipal Income Fund. The Investment Managers are each an indirect wholly-owned subsidiary of Guggenheim Capital, LLC, an affiliate of Guggenheim Partners, LLC. Guggenheim Partners, LLC is a global, diversified financial services firm with more than $180 billion in assets under management as of June 30, 2013.

Please Retain This Supplement for Future Reference

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